Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 155 to Registration Statement No. 002-27962 on Form N-1A of our reports dated as indicated on the attached Appendix A, relating to the financial statements and financial highlights of the Funds listed on the attached Appendix A, certain of the funds constituting Eaton Vance Special Investment Trust (the “Trust”), and the Portfolios listed on the attached Appendix A, appearing in the Annual Reports on Form N-CSR of the Trust for the year ended December 31, 2014, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 27, 2015

Appendix A

Report Date

Funds

February 18, 2015

Eaton Vance Growth Fund

February 20, 2015

Eaton Vance Dividend Builder Fund

February 20, 2015

Eaton Vance Large-Cap Value Fund

February 20, 2015

Eaton Vance Small-Cap Value Fund

February 20, 2015

Eaton Vance Special Equities Fund

February 20, 2015

Parametric Absolute Return Fund

February 20, 2015

Eaton Vance Greater India Fund

February 20, 2015

Eaton Vance Investment Grade Income Fund (to be renamed Eaton Vance Core Bond Fund)

February 23, 2015

Eaton Vance Real Estate Fund

February 23, 2015

Eaton Vance Small-Cap Fund

February 23, 2015

Eaton Vance Balanced Fund

February 23, 2015

Eaton Vance Commodity Strategy Fund

Portfolio whose financial statements are included in one or more of the above Funds annual reports for the year ending December 31, 2014:

Report Date

Portfolio

February 18, 2015

Growth Portfolio

February 20, 2015

Dividend Builder Portfolio

February 20, 2015

Large-Cap Value Portfolio

February 20, 2015

Greater India Portfolio

February 20, 2015

Investment Grade Income Portfolio (to be renamed Core Bond Portfolio)

February 20, 2015

Stock Portfolio